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NUMBER                                                                    SHARES
A

                                      [ANTEON LOGO]

                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


COMMON STOCK                                                        COMMON STOCK


                                           CUSIP
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

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THIS CERTIFIES that
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IS THE RECORD OWNER OF
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FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE,
                       OF ANTEON INTERNATIONAL CORPORATION

(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

  /s/ Curtis L. Schehr                                     /s/ Joseph M. Kamph
  --------------------                                     ---------------------
       Secretary                                                 President

                                       [SEAL]

Countersigned and Registered:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                  Transfer Agent
                                  and Registrar,
By
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                            Authorized Signature

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                        ANTEON INTERNATIONAL CORPORATION


      This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Anteon International Corporation (the "Corporation") and the Rights Agent thereunder, as it may from time to time be amended or supplemented in accordance with its terms (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF TRAN MIN ACT -        Custodian
                                                     ---------          --------
                                                       (Cust)            (Minor)
TEN ENT - as tenants by the entireties
JT TEN   - as joint tenants with right of            under Uniform Transfers to
          survivorship and not as tenants                   Minors Act
          in common
  OR                                                  --------------------------
JT TEN                                                           (State)
WROS
        Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED,                    hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE



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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
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                                                                          Shares
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of the Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint



                                                                      , Attorney
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to transfer the said shares on the books of Anteon International Corporation with full power of substitution.

Dated
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                              --------------------------------------------------
                              Signature

                              --------------------------------------------------
                              Signature

in presence of
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NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED
MEDALLION GUARANTEED

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                         AUTHORIZED SIGNATURE
      (Signature Guarantee Program Name)

SIGNATURE GUARANTEE BY (MUST BE BY A MEMBER OF THE STOCK EXCHANGES MEDALLION PROGRAM OR THE NEW YORK STOCK EXCHANGE, INC. SIGNATURE PROGRAM IN ACCORDANCE WITH SECURITIES AND EXCHANGE COMMISSION RULE 17Ad-15)